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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 9, 1998


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                                 SKYWEST, INC.
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             (Exact name of registrant as specified in its charter)



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
          UTAH                           0-14719                  87-0292166
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(State or other jurisdiction of    (Commission File No.)       (IRS Employer
     incorporation)                                          Identification No.)
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                              444 South River Road
                             St. George, Utah 84790
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          (Address of principal executive offices, including zip code)



                                 (435) 634-3000
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              (Registrant's telephone number, including area code)


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                                TABLE OF CONTENTS


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ITEM 5. OTHER EVENTS..................................................  1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.............................  1
        Exhibits......................................................  1

SIGNATURE.............................................................  2
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ITEM 5. OTHER EVENTS.

        On February 9, 1998, SkyWest Airlines, Inc. ("SkyWest"), a wholly-owned operating subsidiary of SkyWest, Inc. (the "Registrant"), and United Air Lines, Inc. ("United") executed an amendment (the "Amendment") to the United Express Agreement (the "United Express Agreement"), pursuant to which SkyWest operates as a United Express carrier at United's hubs in Los Angeles and beginning June 1, 1998, in San Francisco, California. Under the United Express Agreement, SkyWest presently offers United Express departures coordinated to connect with United's flights from Los Angeles International Airport. The United Express Agreement further contemplates that SkyWest will offer departures coordinated to connect with United's flights from San Francisco International Airport. Under the Amendment to the United Express Agreement, SkyWest will become the United Express carrier in United's Seattle and Portland markets beginning April 23, 1998 and will also offer additional daily departures at United's hub in Los Angeles. Specifically, the Amendment contemplates approximately 54 daily round trips coordinated to connect with United's flights from Seattle/Tacoma International Airport or Portland International Airport and an additional 51 daily round trips in Los Angeles. As United Express service is expanded or initiated in these markets, SkyWest expects to place up to ten additional EMB-120 Brasilia turbo-prop aircraft ("Brasilias") in service in the Portland/Seattle markets beginning April 23, 1998 with up to 17 additional Brasilias added in San Francisco beginning June 1, 1998. Expansion in Los Angeles will initially be accomplished with existing aircraft. Brasilias will be acquired and placed in service in these markets as needed through December 1998. The United Express Agreement expires in September 2002 with respect to operations in Los Angeles and in May 2008 with respect to operations in San Francisco, Seattle and Portland, subject to termination by United upon 180 days' notice. United may, however, terminate the United Express Agreement for cause upon 30 days' written notice.

        Copies of the Amendment and press releases relating thereto are attached as exhibits to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibits.


          99.1 --  Amendment to United Express Agreement dated February 9, 1998

          99.2  --  Press Releases dated February 11, 1998



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SKYWEST, INC.



                                       /s/ BRADFORD R. RICH
                                       ----------------------------------------
                                       Bradford R. Rich, Executive Vice
                                       President and Chief Financial Officer


Date:  February 11, 1998



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